Exhibit 99.2

News Release

CONTACT: Stephanie Weiler 314.342.7798

FOR IMMEDIATE RELEASE

February 1, 2017

PEABODY ENERGY ANNOUNCES OFFERING OF UP TO $1.0 BILLION

AGGREGATE PRINCIPAL AMOUNT OF SENIOR SECURED NOTES

ST. LOUIS, Feb. 1, 2017 /PRNewswire/ – Peabody Energy Corporation announced today that a special purpose wholly owned subsidiary of the company intends to offer up to $1.0 billion aggregate principal amount of senior secured notes due 2022, subject to market conditions. The offering will be exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”).

The notes are being offered in connection with the restructuring of Peabody as part of the Second Amended Joint Plan of Reorganization filed with the U.S. Bankruptcy Court for the Eastern District of Missouri on Jan. 27, 2017. If Peabody’s plan of reorganization is confirmed and certain other conditions are satisfied on or before Aug. 1, 2017, the net proceeds from the offering will be released from escrow to fund a portion of the distributions to creditors provided for under the plan of reorganization, and Peabody will become the obligor under the notes.

Following Peabody’s emergence from bankruptcy, the notes will be jointly and severally and fully and unconditionally guaranteed on a senior secured basis by substantially all of Peabody’s current and future direct or indirect U.S. subsidiaries (subject to certain exceptions) and will be secured by a first priority lien on substantially all of Peabody’s tangible and intangible assets (subject to certain exceptions).

The notes and related guarantees will be offered only to qualified institutional buyers under Rule 144A of the Securities Act, and to non-U.S. persons in transactions outside the United States under Regulation S of the Securities Act. The notes have not been, and will not be, registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Peabody Energy is the world’s largest private-sector coal company and a Fortune 500 company. The company serves metallurgical and thermal coal customers in 25 countries on six continents.

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Certain statements included in this release are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. The Company uses words such as “anticipate,” “believe,” “expect,” “may,” “forecast,” “project,” “should,” “estimate,” “plan,” “outlook,” “target,” “likely,” “will,” “to be” or other similar words to identify forward-looking statements. These forward-looking statements are made as of the date the release was filed and are based on numerous assumptions that the Company believes are reasonable, but these assumptions are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations. These factors are difficult to accurately predict and may be beyond the Company’s control. Such factors include, but are not limited to: those described under the “Risk Factors” section and elsewhere in Peabody Energy’s most recently filed Annual Report on Form 10-K and subsequent filings with the SEC, including its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016, which are available on Peabody Energy’s website at www.peabodyenergy.com and on the SEC’s website at www.sec.gov, such as unfavorable economic, financial and business conditions, as well as risks and uncertainties, including, but not limited to: the Company’s ability to obtain bankruptcy court approval with respect to motions or other requests made to the bankruptcy court in connection with the Company’s voluntary petitions for reorganization under chapter 11 of title 11 of the U.S. Code (the Chapter 11 Cases), including maintaining strategic control as debtor-in-possession; the Company’s ability to negotiate, develop, confirm and consummate a plan of reorganization; the effects of the Chapter 11 Cases on the operations of the Company, including customer, supplier, banking, insurance and other relationships and agreements; bankruptcy court rulings in the Chapter 11 Cases as well as the outcome of all other pending litigation and the outcome of the Chapter 11 Cases in general; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings; risks associated with third-party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to confirm and consummate a plan of reorganization and restructuring generally; increased advisory costs to execute a plan of reorganization; the impact of the New York Stock Exchange’s delisting of the Company’s common stock on the liquidity and market price of the Company’s common stock and on the Company’s ability to access the public capital markets; the likelihood that the Company’s common stock will be cancelled and extinguished upon confirmation of a proposed plan of reorganization with no payments made to the holders of the Company’s common stock; the volatility of the trading price of the Company’s common stock and the absence of correlation between any increases in the trading price and the Company’s expectation that the common stock will be cancelled and extinguished upon confirmation of a proposed plan of reorganization with no payments made to the holders of the Company’s common stock; the Company’s ability to continue as a going concern including the Company’s ability to confirm a plan of reorganization that restructures the Company’s debt obligations to address liquidity issues and allows emergence from the Chapter 11 Cases; the risk that the plan of reorganization may not be accepted or confirmed, in which case there can be no assurance that the Chapter 11 cases will continue rather than be converted to Chapter 7 liquidation cases or that any alternative plan of reorganization would be on terms as favorable to holders of claims and interests as the terms of the plan of reorganization filed by the Company; the Company’s ability to use cash collateral; the effect of the Chapter 11 Cases on the Company’s relationships with third parties, regulatory authorities and employees; the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity, results of operations, or business prospects; the Company’s ability to execute its business and restructuring plan; increased administrative and legal costs related to the Chapter 11 Cases and other litigation and the inherent risks involved in a bankruptcy process; the cost, availability and access to capital and financial markets, including the ability to secure new financing after emerging from the Chapter 11 Cases; the risk that the Chapter 11 Cases will disrupt or impede the Company’s international operations, including the Company’s business operations in Australia; competition in the coal industry and supply and demand for the Company’s coal products, including the impact of alternative energy sources, such as natural gas and renewables, global steel demand and the downstream impact on metallurgical coal prices, and lower demand for the Company’s products by electric power generators; the Company’s ability to successfully consummate planned divestitures, including the planned sale of all of its equity interests in Metropolitan Collieries Pty Ltd; the Company’s ability to appropriately secure its obligations for reclamation, federal and state workers’ compensation, federal coal leases and other obligations related to the Company’s operations, including its ability to utilize self-bonding and/or successfully access the commercial surety bond market; customer procurement practices and contract duration; the impact of weather and natural disasters on demand, production and transportation; reductions and/or deferrals of purchases by major customers and the Company’s ability to renew sales contracts; credit and performance risks associated with customers, suppliers, contract miners, co-shippers, and trading, bank and other financial counterparties; geologic, equipment, permitting, site access, operational risks and new technologies related to mining; transportation availability, performance and costs; availability, timing of delivery and costs of key supplies, capital equipment or commodities such as diesel fuel, steel, explosives and tires; impact of take-or-pay arrangements for rail and port commitments for the delivery of coal; successful implementation of business strategies, including, without limitation, the actions the Company is implementing to improve its organization and respond to current industry conditions; negotiation of labor contracts, employee relations and workforce availability, including, without limitation, attracting and retaining key personnel; the Company’s ability to comply with financial and other restrictive covenants in various agreements; changes in postretirement benefit and pension obligations and their related funding requirements; replacement and development of coal reserves; effects of changes in interest rates and currency exchange rates (primarily the Australian dollar); effects of acquisitions or divestitures; economic strength and political stability of countries in which the Company has operations or serves customers; legislation, regulations and court decisions or other government actions, including, but not limited to, new environmental and mine safety requirements, changes in income tax regulations, sales-related royalties, or other regulatory taxes and changes in derivative laws and regulations; the Company’s ability to obtain and renew permits necessary for the Company’s operations; litigation or other dispute resolution, including, but not limited to, claims not yet asserted; terrorist attacks or security threats, including, but not limited to, cybersecurity breaches; impacts of pandemic illnesses; and other risks detailed in the Company’s reports filed with the SEC. The Company does not undertake to update its forward-looking statements except as required by law. As outlined in the plan of reorganization, the Company’s equity securities will be cancelled and extinguished upon confirmation of a plan of reorganization by the bankruptcy court, and holders thereof will not be entitled to receive, and will not receive or retain, any property or interest in property on account of such equity interests.